Boyar Value Fund, Inc.
                             ----------------------


                               Semi-Annual Report
                                 June 30, 1998

                                  (Unaudited)


                                  FUND MANAGER
                                  ------------
                    LADENBURG THALMANN FUND MANAGEMENT INC.
                               590 Madison Avenue
                               New York, NY 10022

      INVESTMENT ADVISER                                 ADMINISTRATOR
      ------------------                                 -------------
 BOYAR ASSET MANAGEMENT, INC.                   COUNTRYWIDE FUND SERVICES, INC.
     35 East 21st Street                               312 Walnut Street
      New York, NY 10010                                 P.O. Box 5354
        1.212.995.8300                             Cincinnati, OH 45201-5354
                                                        1.800.266.5566

                                     BOYAR
                                   VALUE FUND
                                   ----------

                                 August 20, 1998


Dear Shareholder:

o Naturally, everyone connected with the Boyar Value Fund is extraordinarily excited about its official launch on May 5, 1998.

o Since this is my initial letter to Boyar Value Fund shareholders, let me explain very briefly what I view as our mission.

o The Boyar Value Fund strives to be a risk-averse, tax-efficient, value-oriented domestic common stock portfolio consisting primarily of various equities of public companies which we feel the stock market has unduly discounted. Our goal is, through extensive fundamental research, to ferret out intrinsically undervalued U.S. corporations and purchase their shares at low prices relative to what we perceive as their inherent worth. We believe that this can lead to the potential for significant capital appreciation, as well as create a "margin of safety" for our investments.

o The intrinsic value of a corporation, as we define it, is the estimated current worth that would accrue to the stockholders of a company, either through liquidation of corporate assets upon termination of operations, or through the sale or merger of the entire enterprise as a continuing business. In our opinion and experience, over an investment time horizon of three to five years, these undervalued corporations often will be re-evaluated upward by the stock market or the assets of the company will be acquired by a third party.

o At the same time, this long-term "buy and hold" strategy allows capital to compound without the return-eroding effects of commissions and capital gains taxes. Such an orientation may sound stodgy, but we firmly believe this approach is as important to investment success as picking the right stocks at the right price and at the right time.

A WORD OF CAUTION:
------------------

o The stock market, as measured by the leading indexes, has advanced quite smartly during the past three years, returning to investors an average compound rate of return exceeding 20% per annum.

o Investors have come to expect these unsustainably high returns, but the fact remains it will be virtually impossible to replicate these results during the next five years. After all, during the prior 65-year period, equities gained on average only approximately 12% per year.

o    As investor  extraordinaire  Warren Buffett recently wrote, and we concur -
     "There are times you can temporarily pay too much for even the best businesses. The overpayment risk surfaces periodically in the stock market and it may often take an extended period for the value of even an outstanding company to catch up with the price one has paid."

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES o P.O. BOX 5354 o CINCINNATI, OH 45201-5354 o 800.266.5566

o In his recently released book, STOCKS FOR THE LONG RUN, Jeremy Siegel, a Wharton School Professor at the University of Pennsylvania, concludes that, even if you buy stocks at seemingly ridiculous highs but hold them for extended lengths of time, you still will compound at more than a satisfactory rate. In fact, Professor Siegel calculates that an investor who bought the Nifty Fifty at their seemingly ridiculous highs in December 1972, and held them for 25 years, did roughly as well as those who simply bought the S&P 500. This certainly supports the stock market adage that it's time in the market, not market timing, that counts.

o So when the inevitable market correction occurs, don't panic. Use these declines to add to existing positions or to purchase the common shares of businesses that were previously priced too high.

o A number of stock market pundits have been predicting a steep market sell-off for years - had you heeded their advice and exited the market you would certainly be significantly poorer today.

o Finally, there is absolutely no way to predict the future direction of the market, but in this century there have been 50 declines of 10% or more, or one every two years. Of the 50 declines 15 have been 25% or more. That's one sharp drop every six years.


THE LONGER-TERM OUTLOOK FOR U.S. EQUITIES IS EXTREMELY POSITIVE
---------------------------------------------------------------

o Although the Boyar Value Fund normally ignores the future direction of the stock market and chooses the companies it purchases equity stakes in solely on the basis of the discount from intrinsic value that the company is selling for in the marketplace - there are a number of factors that could positively impact the U.S. stock market for the foreseeable future: (a) The flow of money into equity mutual funds should continue to be a cushion for the stock market. The demographics for such a trend to endure look quite formidable. An aging population such as the one we are currently experiencing in the United States implies less consumption and more savings. This trend should continue unabated through at least the first decade of the next millenium. (b) We are also experiencing a technological revolution, similar in scope to the industrial revolution with all the attendant benefits. (c) Globalization means new markets will open with increasingly more affluent consumers - a potential boom for U.S. businesses. (d) Demand for common stocks because of mutual fund activity, cash mergers and acquisitions and stock buybacks has significantly exceeded the supply (public offerings and secondary issues) for the past few years - with no let up in sight.

In concluding, I want to paraphrase the closing of a letter that Warren Buffett wrote to his partners many years ago: "I cannot promise results to partners, but I can and do promise this: (a) our investments will be chosen on the basis of value, not popularity; (b) our patterns of operations will attempt to reduce permanent capital loss (not short-term quotational loss) to a minimum."

If you have any questions do not hesitate to call (212)-995-8300.

                                   Very truly yours,

                                   /s/ Mark A. Boyar

                                   Mark A. Boyar
                                   Chief Investment Officer

                             BOYAR VALUE FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                                  June 30, 1998
                                   (Unaudited)

ASSETS
   Investment securities:
      At acquisition cost                                             $1,052,156
                                                                      ==========
      At market value (Note 1)                                        $1,063,954
   Receivable for capital shares sold                                    100,000
   Dividends receivable                                                    2,409
   Organization expenses, net (Note 1)                                    85,939
   Other assets                                                           15,844
                                                                      ----------
      TOTAL ASSETS                                                     1,268,146
                                                                      ----------
LIABILITIES
   Payable for securities purchased                                       29,397
   Payable to affiliates (Note 3)                                         49,517
   Other accrued expenses                                                    750
                                                                      ----------
      TOTAL LIABILITIES                                                   79,664
                                                                      ----------

NET ASSETS                                                            $1,188,482
                                                                      ==========
NET ASSETS CONSIST OF:
Paid-in capital                                                       $1,174,964
Undistributed net investment income                                        1,720
Net unrealized appreciation on investments                                11,798
                                                                      ----------
NET ASSETS                                                            $1,188,482
                                                                      ==========
Shares of beneficial interest outstanding
   (1,000,000,000 shares
   authorized, $0.001 par value)                                         119,320
                                                                      ==========
Net asset value, offering price,
   and redemption price per share (Note 1)                            $     9.96
                                                                      ==========

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                             STATEMENT OF OPERATIONS

                     For the Period Ended June 30, 1998 (a)
                                   (Unaudited)


INVESTMENT INCOME
   Dividends                                                           $  3,518
                                                                       --------
EXPENSES
   Registration fees                                                      4,077
   Accounting services fees (Note 3)                                      4,000
   Amortization of organization expenses (Note 1)                         2,963
   Postage and supplies                                                   2,900
   Transfer agent fees (Note 3)                                           2,400
   Insurance expense                                                      2,200
   Administrative services fees (Note 3)                                  2,000
   Custodian fees                                                         1,490
   Investment advisory fees (Note 3)                                        514
   Management fees (Note 3)                                                 514
   Distribution expenses (Note 3)                                           257
   Printing and filing of shareholder reports                               250
                                                                       --------
      TOTAL EXPENSES                                                     23,565
   Fees waived and expenses reimbursed by
      the Manager and the Adviser (Note 3)                              (21,767)
                                                                       --------
      NET EXPENSES                                                        1,798
                                                                       --------

NET INVESTMENT INCOME                                                     1,720
                                                                       --------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions                             --
   Net increase in unrealized appreciation on investments                11,798
                                                                       --------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                         11,798
                                                                       --------

NET INCREASE IN NET ASSETS FROM OPERATIONS                             $ 13,518
                                                                       ========

(a) Represents the period from the commencement of operations (May 5, 1998) through June 30, 1998.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                     For the Period Ended June 30, 1998 (a)
                                   (Unaudited)


FROM OPERATIONS:
   Net investment income                                              $    1,720
   Net realized gains from security transactions                              --
   Net increase in unrealized appreciation on investments                 11,798
                                                                      ----------
Net increase in net assets from operations                                13,518
                                                                      ----------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                           1,074,964
                                                                      ----------

TOTAL INCREASE IN NET ASSETS                                           1,088,482

NET ASSETS:
   Beginning of period (Note 1)                                          100,000
                                                                      ----------
   End of period                                                      $1,188,482
                                                                      ==========

UNDISTRIBUTED NET INVESTMENT INCOME                                   $    1,720
                                                                      ==========
CAPITAL SHARE ACTIVITY:
   Shares sold                                                           109,320
   Shares outstanding, beginning of period (Note 1)                       10,000
                                                                      ----------
   Shares outstanding, end of period                                     119,320
                                                                      ==========

(a) Represents the period from the commencement of operations (May 5, 1998) through June 30, 1998.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                              FINANCIAL HIGHLIGHTS

                     Per Share Data for a Share Outstanding
                  Throughout the Period Ended June 30, 1998 (a)
                                   (Unaudited)


Net asset value at beginning of period                            $     10.00
                                                                  -----------
Income from investment operations:
   Net investment income                                                 0.01
   Net realized and unrealized losses on investments                    (0.05)
                                                                  -----------
Total from investment operations                                        (0.04)
                                                                  -----------

Net asset value at end of period                                  $      9.96
                                                                  ===========

Total return                                                           (0.40%)
                                                                  ===========

Net assets at end of period                                       $ 1,188,482
                                                                  ===========

Ratio of net expenses to average net assets (b)                         1.75%(c)

Ratio of net investment income to average net assets                    1.62%(c)

Portfolio turnover rate                                                    0%


(a) Represents the period from the commencement of operations (May 5, 1998) through June 30, 1998.

(b) Absent fees waived and expenses reimbursed by the Manager and the Adviser, the ratio of expenses to average net assets would have been 22.94%(c) for the period ended June 30, 1998.

(c)  Annualized.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                            PORTFOLIO OF INVESTMENTS

                                  June 30, 1998
                                   (Unaudited)

                                                                       Market
    Shares                                                             Value
    ------                                                             -----
             COMMON STOCKS - 44.2%
             CONSUMER, CYCLICAL - 27.1%
        300     Dow Jones & Company, Inc.                           $    16,725
      5,100     Loehmann's, Inc. (a)                                     24,544
      1,700     Midas, Inc.                                              34,212
      2,600     Mirage Resorts, Inc. (a)                                 55,413
        800     Playboy Enterprises, Inc. - Class B (a)                  14,200
      1,100     Reader's Digest Association, Inc. (The) - Class A        29,837
      5,600     Spiegel, Inc. (a)                                        40,250
        800     Time Warner Inc.                                         68,350
      1,600     Toys "R" Us, Inc. (a)                                    37,700
                                                                    -----------
                                                                        321,231
                                                                    -----------
             CONSUMER, NON-CYCLICAL - 11.5%
      2,600     Cross (A.T.) Co. - Class A                               38,675
      1,100     Seagram Company Ltd. (The)                               45,031
        900     Tupperware Corp.                                         25,313
      1,200     Whitman Corp.                                            27,525
                                                                    -----------
                                                                        136,544
                                                                    -----------
             FINANCIAL SERVICES - 1.4%
        500     CoVest Bankshares, Inc.                                   9,063
        100     Lehman Brothers Holdings Inc.                             7,756
                                                                    -----------
                                                                         16,819
                                                                    -----------
             TECHNOLOGY - 3.1%
        100     Cognizant Corp.                                           6,300
        600     Motorola, Inc.                                           31,537
                                                                    -----------
                                                                         37,837
                                                                    -----------
             TELECOMMUNICATIONS - 1.1%
        400     360 Communications Co. (a)                               12,800
                                                                    -----------

             TOTAL COMMON STOCKS (COST $513,433)                    $   525,231
                                                                    -----------

             MONEY MARKET FUND - 45.3%
538,723         Star Treasury Fund (Cost $538,723)                  $   538,723
                                                                    -----------

             TOTAL INVESTMENT SECURITIES - 89.5% (COST $1,052,156)  $ 1,063,954

             OTHER ASSETS IN EXCESS OF LIABILITIES - 10.5%              124,528
                                                                    -----------

             NET ASSETS - 100.0%                                    $ 1,188,482
                                                                    ===========

(a)  Non-income producing security.

     See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 1998
                                   (Unaudited)


1.   SIGNIFICANT ACCOUNTING POLICIES

Boyar Value Fund, Inc. (the Fund), is registered as a no-load, open-end, diversified management investment company under the Investment Company Act of 1940 (the 1940 Act), and was incorporated on February 28, 1997 under the laws of the State of Maryland. The Fund was capitalized on November 19, 1997, when the initial 10,000 shares of the Fund were purchased at $10.00 per share. Except for the initial purchase of shares, the Fund had no operations prior to the commencement of operations on May 5, 1998.

The Fund seeks to provide long-term capital appreciation through investment in equity securities which are believed by the Adviser to be intrinsically undervalued.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last reported sales price, if available, otherwise, at the last quoted bid price.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income, if any, are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 1998
                                   (Unaudited)


In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Based upon the federal income tax cost of portfolio investments of $1,052,156 as of June 30, 1998, the Fund had net unrealized appreciation of $11,798, consisting of $25,556 of gross unrealized appreciation and $13,758 of gross unrealized depreciation.

2.   INVESTMENT TRANSACTIONS

Purchases, other than short-term investments, amounted to $513,434 for the period ended June 30, 1998. There were no sales or maturities of investment securities, other than short-term investments, during the period.

3.   TRANSACTIONS WITH AFFILIATES

The business and affairs of the Fund are supervised under the direction of the Board of Directors which is responsible for the overall management of the Fund. Ladenburg Thalmann Fund Management Inc. (the Manager) is responsible for managing the daily business operations of the Fund. Boyar Asset Management, Inc. (the Adviser) provides continuous advisory services to the Fund and Ladenburg Thalmann & Co. Inc. (LTCI) acts as distributor of the Fund's shares. The Fund has employed Countrywide Fund Services, Inc. (CFS) to provide administration, accounting and transfer agent services. Certain Directors and officers of the Fund are also officers of the Manager, the Adviser, LTCI or CFS.

MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT
Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board of Directors, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Adviser. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

Pursuant to an Investment Advisory Agreement with the Manager and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 1998
                                   (Unaudited)


The Manager currently intends to waive its management fees and the Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 1.75% of average daily net assets. In accordance with the above limitation, the Manager voluntarily waived its management fees of $514 and reimbursed the Fund for $20,482 of other operating expenses, and the Adviser voluntarily waived its investment advisory fees of $514 for the period ended June 30, 1998.

Certain organization expenses of the Fund were paid directly by the Manager prior to the Fund's initial public offering. As of June 30, 1998, $49,517 remains due to the Manager for reimbursement of such expenses.

ADMINISTRATION AGREEMENT
Under the terms of the Administration Agreement between the Fund and CFS, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such assets from $50 million to $100 million; and 0.10% of such assets in excess of $100 million, subject to a monthly minimum fee of $1,000.

TRANSFER AGENT AGREEMENT
Under the terms of the Transfer Agent, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Fund and CFS, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $18 per shareholder account, subject to a monthly minimum fee of $1,200. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Fund and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee, based on current net assets, of $2,000 from the Fund. In addition, the Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of the Fund's portfolio securities.

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN
The Fund has adopted a Shareholder Servicing and Distribution Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to LTCI, as distributor, to provide compensation for ongoing services and/or maintenance of the Fund's shareholder accounts, not otherwise required to be provided by the Adviser or CFS.